EXHIBIT 21

                     SUBSIDIARIES OF THE THAXTON GROUP, INC.
                               As of April 1, 2000
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THAXTON OPERATING COMPANY                                                THAXTON INVESTMENT CORPORATION
      TICO CREDIT COMPANY, INC. (SC)                                           MODERN FINANCE COMPANY, INC. (OH)
       D/b/a TICO Credit Company                                               D/b/a TICO Credit Company
      TICO PREMIUM FINANCE COMPANY, INC. (SC)                                  MODERN FINANCIAL SERVICES, INC.
      THAXTON COMMERCIAL LENDING, INC. (SC)                                    D/b/a TICO Financial Services
      PARAGON, INC. (SC)                                                       PEOPLES MOTOR CO. (OHIO)
       D/b/a Paragon Lending, Inc.                                             TICO CREDIT COMPANY (MS)
       D/b/a Paragon Lending                                                         FITCH INSURANCE AGENCY, INC. (MS)
       D/b/a Paragon, Inc. (South Carolina)                                          FITCH NATIONAL REINSURANCE, LTD.
                                                                                          (TURKS AND CAICOS)
      TICO REINSURANCE LTD. (TURKS AND CAICOS)                                  TICO CREDIT COMPANY (TN)
      EAGLE PREMIUM FINANCE CO., INC. (VA)                                      TICO CREDIT COMPANY (DE)
       D/b/a TICO Premium Finance Company                                       SOUTHERN MANAGEMENT CORPORATION (SC)
      CFT FINANCIAL CORP. (NC)                                                        SOUTHERN FINANCE OF TENNESSEE, INC. (TN)
      TICO CREDIT COMPANY OF NORTH CAROLINA, INC. (NC)                                 D/b/a Covington Credit
       D/b/a TICO Credit Company                                                      SOCO REINSURANCE, LTD. (TURKS AND CAICOS)
      TICO CREDIT COMPANY OF TENNESSEE, INC. (TN)                                     COVINGTON CREDIT OF TEXAS, INC. (TX)
       D/b/a TICO Credit Company                                                        D/b/a Southern Finance
      THAXTON INSURANCE GROUP, INC. (SC)                                              SOUTHERN FINANCIAL MANAGEMENT, INC. (SC)
      THAXTON RBE, INC. (SC)                                                          COVINGTON CREDIT OF GEORGIA, INC. (GA)
       D/b/a Thaxton Insurance Group                                                     D/b/a Southern Finance Company
       D/b/a Lakeside Insurance Agency                                                SOUTHERN FINANCE OF SOUTH CAROLINA, INC. (SC)
       D/b/a The Insurance Shoppe                                                         D/b/a  Southern Finance Company
       D/b/a Auto Security Agency                                                         D/b/a  Southern Finance Company of
                                                                                               Charleston
       D/b/a Auto Security Agency/Safeguard                                               D/b/a  Southern Finance Company of
                                                                                               Columbia
       D/b/a Auto Cycle Insurance Agency                                                  D/b/a  Southern Finance Company of
                                                                                               Orangeburg
       D/b/a American United Insurance Agency                                             D/b/a  Southern Finance Company of
                                                                                               Sumter
       D/b/a Insur A Car                                                                  D/b/a  Southern Finance Company of
                                                                                               Georgetown
             ATLANTIC SOUTHERN INSURANCE GROUP, INC., G.A. (SC)                           D/b/a  Southern Finance Company of
                                                                                               Spartanburg
             THAXTON CLAIMS MANAGEMENT SERVICES, INC. ( SC)                               D/b/a  Southern Finance Company of
                                                                                               Abbeville
             US FINANCIAL GROUP AGENCY, INC. (VA)                                         D/b/a  Covington Credit of South Carolina
             THAXTON INSURANCE GROUP OF ARIZONA, INC. (AZ)                                D/b/a  SoCo Finance Company
              D/b/a The Insurance Center                                                  D/b/a  Southern Finance Co.
              D/b/a Inter City Agency
              D/b/a National Insurance
              D/b/a Able Insurance
              D/b/a Cooksey Insurance
              D/b/a Hotline Insurance
              D/b/a Insurance Hotline
              D/b/a Inter City Associates
              D/b/a North City Agency
              D/b/a South City Agency
              D/b/a West City Agency
              D/b/a Mex-Am Insurance Agency
              D/b/a East City Agency
             THAXTON INSURANCE GROUP OF NEVADA, INC. (NV)
              D/b/a National Insurance
              D/b/a Inter City Agency
             THAXTON INSURANCE GROUP OF NEW MEXICO (NM)
              D/b/a Inter City Agency
             NIC OF ARIZONA, INC. (AZ)


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